UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 18, 2008
Date of Report (Date of earliest event reported)
ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
3738 Oak Lawn Avenue,
Dallas, TX 75219
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
     Energy Transfer Partners, L.P. (NYSE: ETP) and Energy Transfer Equity, L.P. (NYSE: ETE) today announced that Kelcy Warren, Chief Executive Officer, will make a presentation at a conference for analysts being held in Dallas, Texas on November 19, 2008. In his presentation, which is scheduled to begin at 3:00 p.m. (CST), Mr. Warren anticipates discussing ETP’s financial and operating results for 2008, the status of certain capital projects and ETP’s outlook for 2009. In conjunction with the conference, ETP management will meet with analysts to discuss the information presented, which is anticipated to include the following:
•	Financial results for the three and nine months ended September 30, 2008;

•	Completion of various capital projects and the status of the ETP Enogex Partners, Midcontinent Express Pipeline, and Fayetteville Express Pipeline joint venture projects; and

•	EBITDA and capital expenditure guidance for the remainder of 2008 and 2009.
     Prior to the presentations, interested parties will be able to view the prepared materials to be presented by visiting our web site at: http://www.energytransfer.com under “Presentations”. ETP does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.
     This report may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in ETP’s Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: November 18, 2008		/s/ Martin Salinas
Martin Salinas
Chief Financial Officer